UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2016

ENTRUSTPERMAL

ALTERNATIVE CORE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks total return.

Fund name change

Prior to July 22, 2016, the Fund was known as Permal Alternative Core Fund. There was no change in the Fund’s investment objective, policies and strategy as a result of the name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of EnTrustPermal Alternative Core Fund for the six-month reporting period ended June 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice:

On January 22, 2016, certain affiliates of Legg Mason, Inc. (“Legg Mason”) entered into an agreement with Mr. Gregg S. Hymowitz, the Co-founder and Managing Partner of EnTrust Capital (“EnTrust”), and entities controlled by him, to combine the businesses of The Permal Group, of which Permal Asset Management LLC (“Permal”), the Fund’s subadviser, was a member, and EnTrust (the “Combination”). On May 2, 2016, the Fund announced that the Combination of the businesses of The Permal Group and EnTrust became effective.

As a result of the Combination, a new combined entity, EnTrustPermal LLC, was formed with Legg Mason owning 65% and Mr. Hymowitz and entities controlled by him owning 35%. The name of Permal was changed to EnTrustPermal Management LLC (“EnTrustPermal”), and it is a subsidiary of EnTrustPermal LLC, a new holding company.

The Combination resulted in a “change in control” in the ultimate ownership of Permal for purposes of the Investment Company Act of 1940, thereby triggering the automatic termination provisions in the Fund’s subadvisory agreements between the Fund’s investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and Permal, and each such agreement was terminated.

At a meeting of the Fund’s Board of Trustees (the “Board”) held on March 3, 2016, in anticipation of the Combination, the Board approved a new subadvisory agreement between LMPFA and EnTrustPermal. The services provided and the fees payable under the new subadvisory agreement are identical to the

II	EnTrustPermal Alternative Core Fund

subadvisory agreements then in place. A proxy statement further describing the Combination and the new subadvisory agreement and requesting that shareholders vote to approve the new subadvisory agreement was mailed to shareholders on or about April 6, 2016. The Board fixed the close of business of March 21, 2016 as the record date for determining shareholders entitled to notice and to vote at the Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting took place on May 20, 2016 at which shareholders approved a new subadvisory agreement between LMPFA and EnTrustPermal with respect to the Fund. The new subadvisory agreement became effective upon shareholder approval and supersedes the interim subadvisory agreements that went into effect with respect to the Fund on May 2, 2016, when the Combination became effective.

Effective July 22, 2016, the Fund’s name changed from Permal Alternative Core Fund to EnTrustPermal Alternative Core Fund. For more information, please see the prospectus supplements dated May 2, 2016 and May 23, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 29, 2016

EnTrustPermal Alternative Core Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended June 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First quarter 2016 GDP growth then decelerated to 0.8%. The U.S. Department of Commerce’s initial reading for second quarter 2016 GDP growth — released after the reporting period ended — was 1.2%. The improvement in GDP growth in the second quarter reflected an acceleration in personal consumption expenditures (“PCE”), an upturn in exports and smaller decreases in nonresidential fixed investment and in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended, unemployment was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In June 2016, 25.8% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

Turning to the global economy, in its July 2016 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said, “The outcome of the UK [Brexit] vote, which surprised global financial markets, implies the materialization of an important downside risk for the world economy. As a result, the global outlook for 2016-17 has worsened, despite the better-than-expected performance in early 2016.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.6%, versus 1.7% in 2015. Japan’s economy is expected to expand 0.3% in 2016, down from 0.5% in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.1% in 2016, versus 4.0% in 2015.

IV	EnTrustPermal Alternative Core Fund

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016, April 27, 2016, June 15, 2016 and July 27, 2016 (after the reporting period ended), the Fed kept rates on hold.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion a month. It also cut its deposit rate to -0.4% and its main interest rate to 0%. In other developed countries, the Bank of England (“BoE”)v kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. However, in the aftermath of the June 23, 2016 U.K. referendum to leave the European Union (“Brexit”), BoE’s Governor Carney said that further interest rate cuts would be needed. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of China kept rates steady at 4.35%.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market was volatile over the six months ended June 30, 2016. The market declined during the first two months of the reporting period. This weakness was triggered by a number of factors, including concerns about the fallout from moderating economic growth in China, uncertainties surrounding future Fed actions and several geopolitical issues. However, the market then rallied over the next three months of the period. Investor sentiment improved as U.S. economic data was generally positive, oil prices moved higher and the Fed reduced its expectations for rate hikes in 2016. The market then gyrated in June 2016. After initially rising, the market fell sharply in the immediate wake of Brexit. However, the market largely recouped those losses at the end of the month. All told, for the six months ended June 30, 2016, the S&P 500 Indexvi gained 3.84%.

EnTrustPermal Alternative Core Fund	V

Investment commentary (cont’d)

Looking at the U.S. stock market more closely, mid-cap stocks, as measured by the Russell Midcap Indexvii, generated the strongest returns, as they gained 5.50% over the reporting period. In contrast, small-cap stocks generated the weakest results with the Russell 2000 Indexviii rising 2.22%, whereas large-cap stocks, as measured by the Russell 1000 Indexix, returned 3.74%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 1.14% and 6.29%, respectively, during the six months ended June 30, 2016.

Q. How did the international stock market perform during the reporting period?

A. International equities were also volatile during the reporting period. Developed market equities, as measured by the MSCI EAFE Index,xii declined during the first two months of the period, rose over the next two months and then moved lower over the last two months. These fluctuations were partially driven by the uncertainties leading up to and following Brexit. All told, the MSCI EAFE Index declined 4.42% during the reporting period. Emerging market equities were not immune to the market’s gyrations. For the first five months of the reporting period, the MSCI Emerging Markets Indexxiii rose and fell in the same pattern as developed market equities. However, emerging market equities rallied in June 2016. For the six months ended June 30, 2016, the MSCI Emerging Markets Index gained 6.41%.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2016?

A. Both short- and long-term Treasury yields moved sharply lower during the six months ended June 30, 2016. Two-year Treasury yields fell from a peak of 1.06% at the beginning of the period to a low of 0.58% at the end of the period. Ten-year Treasury yields began the reporting period at a peak of 2.27% and ended the period at 1.49%. Their low of 1.46% occurred on June 27 and June 28, 2016.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted positive results during the reporting period. Performance fluctuated with investor sentiment given signs of moderating global growth, shifting expectations for future Fed monetary policy, Brexit and several geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexxiv, gained 5.31% during the six months ended June 30, 2016. Higher risk segments of the market generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the six months ended June 30, 2016?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxv, gained 9.06% for the six months ended June 30, 2016. The high-yield market was weak during the first month of the reporting period, due to falling oil prices and poor investor demand. After stabilizing in February 2016, the high-yield market rallied sharply over the last four months of the reporting period. This turnaround occurred as oil prices rebounded and the Fed reduced its expectations for rate hikes in 2016.

VI	EnTrustPermal Alternative Core Fund

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xvi gained 10.90% during the six months ended June 30, 2016. The asset class declined during the first month of the reporting period given concerns over economic growth in China, falling commodity prices and expectations for future Fed rate hikes. While there were periods of weakness, the asset class rallied sharply over the last five months of the reporting period as a whole. This turnaround was driven by rising oil prices, accommodative global monetary policy and solid investor demand.

Performance review

For the six months ended June 30, 2016, Class A shares of EnTrustPermal Alternative Core Fund, excluding sales charges, returned 2.79%. The Fund’s unmanaged benchmarks, the MSCI World Indexxvii (Gross) and the Barclays U.S. Aggregate Index, returned 1.02% and 5.31%, respectively, for the same period. The 60/40 Composite Indexxviii, consisting of 60% MSCI World Index (Gross) and 40% Barclays U.S. Aggregate Index, returned 2.84% for the same period. The Lipper Alternative Multi-Strategy Funds Category Average1 returned 0.81% over the same time frame.

Performance Snapshot as of June 30, 2016 (unaudited)
(excluding sales charges)	6 months
EnTrustPermal Alternative Core Fund:
Class A	2.79%
Class C	2.47%
Class FI	2.80%
Class I	2.94%
Class IS	2.90%
MSCI World Index (Gross)	1.02%
Barclays U.S. Aggregate Index	5.31%
60/40 Composite Index	2.84%
Lipper Alternative Multi-Strategy Funds Category Average[1]	0.81%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2016 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 235 funds in the Fund’s Lipper category, and excluding sales charges.

EnTrustPermal Alternative Core Fund	VII

Investment commentary (cont’d)

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The composition of the Fund’s investment portfolio will vary over time, based on EnTrustPermal’s overall allocation decisions and top-down and bottom-up implementation. The Fund may change, from time to time, the underlying funds, whether affiliated or unaffiliated, in which it invests without notice to shareholders.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2016, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 2.47%, 3.19%, 2.65%, 2.23% and 2.33%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Effective February 1, 2016, as a result of expense limitation arrangements, the ratio of expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses) will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 0.90% for Class I shares and 0.90% for Class IS shares, subject to recapture. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of brokerage commissions on purchases and sales of exchange-traded funds, dividend and interest expenses on securities sold short and acquired fund fees and expenses. These arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

Prior to February 1, 2016, expense caps across all share classes were higher as there was no exclusion for “acquired fund fees and expenses” and “dividend and interest expenses on securities sold short”.

The manager, effective February 1, 2016, has also agreed to voluntarily waive fees and/or reimburse operating expenses so that the ratio of total annual operating expenses will not exceed 1.95% for Class A shares, 2.70% for Class C shares, 1.95% for Class FI shares, 1.70% for Class I shares and 1.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements are expected to continue until December 31, 2016, but may be terminated at any time by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

VIII	EnTrustPermal Alternative Core Fund

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 29, 2016

RISK: All investments are subject to risk, including the possible loss of principal. In addition to the Fund’s operating expenses, investors will indirectly bear the operating expenses of the underlying funds. The Fund may invest in unregistered hedge funds which are highly speculative investments that employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant restrictions for transferring assets. Some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance that these and other strategies used by the Fund or underlying funds will be successful. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High yield (“junk”) bonds possess greater price volatility, illiquidity, and possibility of default. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

EnTrustPermal Alternative Core Fund	IX

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Fed) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]	The Bank of England (“BoE”), formally the Governor and Company of the Bank of England, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

[x]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xiv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xvi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xvii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

xviii	The 60/40 Composite Index is a hypothetical representation of the performance of the portfolio’s major asset classes. It consists of 60% MSCI World Index (Gross) and 40% Barclays U.S. Aggregate Index.

X	EnTrustPermal Alternative Core Fund

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2016 and December 31, 2015 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Securities sold short breakdown‡ (%) as a percent of total securities sold short

‡	The bar graph above represents the composition of the Fund’s securities sold short as of June 30, 2016 and December 31, 2015 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s securities sold short is subject to change at any time.

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2016 and held for the six months ended June 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	2.79%	$1,000.00	$1,027.90	1.35%	$6.81	Class A	5.00%	$1,000.00	$1,018.15	1.35%	$6.77
Class C	2.47	1,000.00	1,024.70	2.10	10.57	Class C	5.00	1,000.00	1,014.42	2.10	10.52
Class FI	2.80	1,000.00	1,028.00	1.34	6.76	Class FI	5.00	1,000.00	1,018.20	1.34	6.72
Class I	2.94	1,000.00	1,029.40	1.09	5.50	Class I	5.00	1,000.00	1,019.44	1.09	5.47
Class IS	2.90	1,000.00	1,029.00	1.09	5.50	Class IS	5.00	1,000.00	1,019.44	1.09	5.47

2	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

[1]	For the six months ended June 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	3

Consolidated schedule of investments (unaudited)

June 30, 2016

EnTrustPermal Alternative Core Fund

Description	Shares	Value
Investments in Underlying Funds — 46.0%
AQR Funds — AQR Managed Futures Strategy HV Fund, Class I Shares	875,346	$9,602,546	(a)
BlackRock Corporate High Yield Fund Inc.	230,700	2,408,508
Burnham Financial Long/Short Fund	402,128	6,204,838
Burnham Financial Services Fund, Class A Shares	230,963	7,169,076
First Trust High Income Long/Short Fund	163,000	2,417,290
iShares Trust — iShares U.S. Preferred Stock ETF	118,400	4,722,977
John Hancock Funds II — John Hancock Absolute Return Currency Fund, Class R6 Shares	1,973,954	18,495,945	*
Legg Mason Partners Institutional Trust — Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	11,571,960	11,571,960	(b)
Matthews India Fund, Institutional Class Shares	271,406	7,325,246
Matthews Japan Fund, Institutional Class Shares	713,923	14,421,245	*
PIMCO 25+ Year Zero Coupon U.S. Treasury Index ETF	34,200	4,634,442
Prudential Global Short Duration High Yield Fund Inc.	161,600	2,425,616
Prudential Short Duration High Yield Fund Inc.	153,200	2,419,028
SPDR Gold Trust — SPDR Gold Shares	75,077	9,498,742	*
VanEck Vectors Junior Gold Miners ETF	27,900	1,189,098
Wells Fargo Income Opportunities Fund	305,300	2,411,870
Total Investments in Underlying Funds (Cost — $102,018,740)		106,918,427
Common Stocks — 18.9%
Financials — 18.9%
Insurance — 2.7%
Third Point Reinsurance Ltd.	541,400	6,345,208	*
Real Estate Investment Trusts (REITs) — 16.2%
AG Mortgage Investment Trust Inc.	167,900	2,424,476
American Homes 4 Rent, Class A Shares	175,704	3,598,418
Apollo Commercial Real Estate Finance Inc.	151,400	2,432,998
Blackstone Mortgage Trust Inc., Class A Shares	86,700	2,398,989
Chimera Investment Corp.	156,375	2,455,088
Colony Capital Inc., Class A Shares	155,000	2,379,250
Colony Starwood Homes	120,800	3,674,736
MFA Financial Inc.	342,400	2,489,248
New Residential Investment Corp.	176,600	2,444,144
Pennymac Mortgage Investment Trust	152,500	2,475,075
Redwood Trust Inc.	173,200	2,391,892
Silver Bay Realty Trust Corp.	214,500	3,652,935
Starwood Property Trust Inc.	115,629	2,395,833

See Notes to Consolidated Financial Statements.

4	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

EnTrustPermal Alternative Core Fund

Description			Shares	Value
Real Estate Investment Trusts (REITs) — continued
Two Harbors Investment Corp.			272,433	$2,332,026
Total Real Estate Investment Trusts (REITs)				37,545,108
Total Common Stocks (Cost — $41,694,630)				43,890,316
Total Investments before Short-Term Investments (Cost — $143,713,370)				150,808,743

	Rate	Maturity Date	Face Amount
Short-Term Investments — 31.9%
Repurchase Agreements — 31.9%
State Street Bank & Trust Co. repurchase agreement dated 6/30/16; Proceeds at maturity — $74,207,021; (Fully collateralized by U.S. Treasury Bonds, 8.000% due 11/15/21; Market Value — $75,696,342) (Cost — $74,207,000)	0.010%	7/1/16	$74,207,000	74,207,000
Total Investments — 96.8% (Cost — $217,920,370#)				225,015,743
Other Assets in Excess of Liabilities — 3.2%				7,410,009
Total Net Assets — 100.0%				$232,425,752

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Underlying Fund is affiliated with Legg Mason, Inc. and more information about the Underlying Fund is available at www.leggmason.com/mutualfunds.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ETF	— Exchange-Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

Security	Shares/Units	Value
Securities Sold Short‡ — (16.0)%
Investments in Underlying Funds — (16.0)%
iShares MSCI South Korea Capped ETF	(168,400)	$(8,768,588)
iShares Russell 2000 ETF	(80,000)	(9,197,600)
Powershares QQQ Trust, Series 1	(88,300)	(9,495,782)
The Select Sector SPDR Trust — The Utilities Select Sector SPDR Fund	(183,900)	(9,649,233)
Total Securities Sold Short (Proceeds — $(35,390,979))		$(37,111,203)

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	5

Consolidated statement of assets and liabilities (unaudited)

June 30, 2016

Assets:
Investments in unaffiliated Underlying Funds and investments, at cost	$132,141,410
Investments in affiliated Underlying Funds, at cost	11,571,960
Investments in unaffiliated Underlying Funds and investments, at value	139,236,783
Investments in affiliated Underlying Funds, at value	11,571,960
Repurchase agreements, at value (Cost — $74,207,000)	74,207,000
Cash	2,592,516
Deposits with brokers for securities sold short	48,776,686
Receivable for Fund shares sold	1,324,221
Receivable for unaffiliated Underlying Funds sold	704,772
Dividends and interest receivable from unaffiliated Underlying Funds and investments	587,668
Receivable for affiliated Underlying Funds sold	133
Prepaid expenses	56,355
Total Assets	279,058,094

Liabilities:
Investments sold short, at value (proceeds received — $35,390,979)	37,111,203
Payable for unaffiliated Underlying Funds and investments purchased	5,219,098
Payable for Fund shares repurchased	3,601,567
Unrealized depreciation on forward foreign currency contracts	454,820
Investment management fee payable	83,583
Service and/or distribution fees payable	33,583
Interest payable for securities sold short	28,428
Dividend payable on securities sold short	25,311
Foreign currency overdraft, at value (Cost — $11,824)	11,155
Payable for affiliated Underlying Funds purchased	4,723
Trustees’ fees payable	1,191
Accrued expenses	57,680
Total Liabilities	46,632,342
Total Net Assets	$232,425,752

Net Assets:
Par value (Note 8)	$172
Paid-in capital in excess of par value	236,375,030
Overdistributed net investment income	(2,128,247)
Accumulated net realized loss on Underlying Funds, investments, short sales and foreign currency transactions	(6,742,201)
Net unrealized appreciation on Underlying Funds, investments, short sales and foreign currencies	4,920,998
Total Net Assets	$232,425,752

See Notes to Consolidated Financial Statements.

6	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

Net Assets:
Class A	$41,714,473
Class C	$30,882,176
Class FI	$331,662
Class I	$159,482,598
Class IS	$14,843

Shares Outstanding:
Class A	3,089,162
Class C	2,285,000
Class FI	24,050
Class I	11,808,591
Class IS	1,083

Net Asset Value:
Class A (and redemption price)	$13.50
Class C*	$13.52
Class FI (and redemption price)	$13.79
Class I (and redemption price)	$13.51
Class IS (and redemption price)	$13.70
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.32

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	7

Consolidated statement of operations (unaudited)

For the Six Months Ended June 30, 2016

Investment Income:
Income distributions from unaffiliated Underlying Funds and investments	$2,186,779
Return of capital (Note 1(m))	(191,967)
Net Income distributions from unaffiliated Underlying Funds and investments	1,994,812
Income distributions from affiliated Underlying Funds	9,122
Total Investment Income	2,003,934

Expenses:
Investment management fee (Note 2)	735,465
Service and/or distribution fees (Notes 2 and 5)	203,096
Dividend expense on securities sold short	171,792
Transfer agent fees (Note 5)	100,565
Interest expense on securities sold short	93,051
Legal fees	54,923
Registration fees	37,558
Audit and tax fees	19,341
Shareholder reports	19,073
Commodity pool reports	16,162
Fund accounting fees	11,084
Trustees’ fees	7,880
Custody fees	7,096
Insurance	1,321
Miscellaneous expenses	2,502
Total Expenses	1,480,909
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(40,011)
Net Expenses	1,440,898
Net Investment Income	563,036

Realized and Unrealized Gain (Loss) on Underlying Funds, Investments, Short Sales and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Sale of unaffiliated Underlying Funds and Investments	(7,035,046)
Securities sold short	296,470
REIT distributions	181,200
Foreign currency transactions	(153,136)
Net Realized Loss	(6,710,512)
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated Underlying Funds and Investments	16,153,901
Securities sold short	(2,171,269)
Foreign currencies	(967,256)
Change in Net Unrealized Appreciation (Depreciation)	13,015,376
Net Gain on Underlying Funds, Investments, Short Sales and Foreign Currency Transactions	6,304,864
Increase in Net Assets From Operations	$6,867,900

See Notes to Consolidated Financial Statements.

8	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

Consolidated statements of changes in net assets

For the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015	2016	2015

Operations:
Net investment income	$563,036	$1,974,447
Net realized gain (loss)	(6,710,512)	8,875,461
Change in net unrealized appreciation (depreciation)	13,015,376	(13,258,646)
Increase (Decrease) in Net Assets From Operations	6,867,900	(2,408,738)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(600,011)	(3,825,031)
Net realized gains	(1,263,281)	(4,529,524)
Decrease in Net Assets From Distributions to Shareholders	(1,863,292)	(8,354,555)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	62,577,830	182,781,360
Reinvestment of distributions	1,541,681	6,928,525
Cost of shares repurchased	(52,006,373)	(60,450,395)
Increase in Net Assets From Fund Share Transactions	12,113,138	129,259,490
Increase in Net Assets	17,117,746	118,496,197

Net Assets:
Beginning of period	215,308,006	96,811,809
End of period*	$232,425,752	$215,308,006
*Includes overdistributed net investment income of:	$(2,128,247)	$(2,091,272)

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	9

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$13.24	$13.96	$15.02	$14.79	$13.72	$14.69

Income (loss) from operations:
Net investment income	0.03	0.20	0.34	0.24	0.26 [3]	0.30 [3]
Net realized and unrealized gain (loss)	0.33	(0.37)	0.23	1.47	1.30	(0.97)
Total income (loss) from operations	0.36	(0.17)	0.57	1.71	1.56	(0.67)

Less distributions from:
Net investment income	(0.03)	(0.26)	(0.81)	(0.59)	(0.44)	(0.30)
Net realized gains	(0.07)	(0.29)	(0.82)	(0.89)	(0.05)	—
Total distributions	(0.10)	(0.55)	(1.63)	(1.48)	(0.49)	(0.30)

Net asset value, end of period	$13.50	$13.24	$13.96	$15.02	$14.79	$13.72
Total return[4]	2.79%	(1.26)%	3.82%	11.85%	11.41%	(4.58)%

Net assets, end of period (000s)	$41,714	$35,704	$14,324	$16,140	$17,164	$20,408

Ratios to average net assets:
Gross expenses[5]	1.39%[6]	1.46%	1.40%	1.46%	1.33%	1.26%
Net expenses[5,7,8]	1.35 [6]	1.21	0.39	0.89	1.02	1.05
Net investment income	0.44 [6]	1.46	2.27	1.55	1.80 [3]	2.06 [3]

Portfolio turnover rate	39%[9]	105%[9]	111%	93%	72%	99%

See Notes to Consolidated Financial Statements.

10	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual operating expenses to average net assets of Class A shares did not exceed 1.95%. This arrangement is expected to continue until December 31, 2016, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class A shares did not exceed 1.75%. This expense limitation took into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 58% for the six months ended June 30, 2016 and 141% for the year ended December 31, 2015.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	11

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$13.30	$14.03	$15.07	$14.83	$13.75	$14.71

Income (loss) from operations:
Net investment income (loss)	(0.02)	0.06	0.23	0.14	0.17 [3]	0.21 [3]
Net realized and unrealized gain (loss)	0.34	(0.34)	0.23	1.44	1.27	(0.98)
Total income (loss) from operations	0.32	(0.28)	0.46	1.58	1.44	(0.77)

Less distributions from:
Net investment income	(0.03)	(0.16)	(0.68)	(0.45)	(0.31)	(0.19)
Net realized gains	(0.07)	(0.29)	(0.82)	(0.89)	(0.05)	—
Total distributions	(0.10)	(0.45)	(1.50)	(1.34)	(0.36)	(0.19)

Net asset value, end of period	$13.52	$13.30	$14.03	$15.07	$14.83	$13.75
Total return[4]	2.47%	(2.02)%	3.09%	10.94%	10.63%	(5.28)%

Net assets, end of period (000s)	$30,882	$31,555	$28,315	$34,812	$40,887	$45,602

Ratios to average net assets:
Gross expenses[5]	2.14%[6]	2.18%	2.14%	2.18%	2.05%	2.02%
Net expenses[5,7,8]	2.10 [6]	1.85	1.14	1.66	1.77	1.80
Net investment income (loss)	(0.35) [6]	0.42	1.54	0.90	1.14 [3]	1.47 [3]

Portfolio turnover rate	39%[9]	105%[9]	111%	93%	72%	99%

See Notes to Consolidated Financial Statements.

12	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual operating expenses to average net assets of Class C shares did not exceed 2.70%. This arrangement is expected to continue until December 31, 2016, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class C shares did not exceed 2.50%. This expense limitation took into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 58% for the six months ended June 30, 2016 and 141% for the year ended December 31, 2015.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	13

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$13.52	$14.25	$15.27	$14.78	$13.71	$14.68

Income (loss) from operations:
Net investment income	0.03	0.34	0.33	0.19	0.28 [3]	0.27 [3]
Net realized and unrealized gain (loss)	0.34	(0.51)	0.25	1.50	1.28	(0.94)
Total income (loss) from operations	0.37	(0.17)	0.58	1.69	1.56	(0.67)

Less distributions from:
Net investment income	(0.03)	(0.27)	(0.78)	(0.31)	(0.44)	(0.30)
Net realized gains	(0.07)	(0.29)	(0.82)	(0.89)	(0.05)	—
Total distributions	(0.10)	(0.56)	(1.60)	(1.20)	(0.49)	(0.30)

Net asset value, end of period	$13.79	$13.52	$14.25	$15.27	$14.78	$13.71
Total return[4]	2.80%	(1.23)%	3.85%	11.81%	11.39%	(4.58)%

Net assets, end of period (000s)	$332	$341	$14	$18	$96	$90

Ratios to average net assets:
Gross expenses[5]	1.38%[6]	1.64%	1.69%	1.48%	1.39%	1.41%
Net expenses[5,7,8]	1.34 [6]	1.41	0.38	1.00	1.02	1.06
Net investment income	0.42 [6]	2.41	2.18	1.27	1.90 [3]	1.86 [3]

Portfolio turnover rate	39%[9]	105%[9]	111%	93%	72%	99%

See Notes to Consolidated Financial Statements.

14	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual operating expenses to average net assets of Class FI shares did not exceed 1.95%. This arrangement is expected to continue until December 31, 2016, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.75%. This expense limitation took into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 58% for the six months ended June 30, 2016 and 141% for the year ended December 31, 2015.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	15

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$13.23	$13.94	$15.00	$14.77	$13.70	$14.67

Income (loss) from operations:
Net investment income	0.04	0.24	0.38	0.27	0.30 [3]	0.34 [3]
Net realized and unrealized gain (loss)	0.34	(0.38)	0.23	1.48	1.30	(0.98)
Total income (loss) from operations	0.38	(0.14)	0.61	1.75	1.60	(0.64)

Less distributions from:
Net investment income	(0.03)	(0.28)	(0.85)	(0.63)	(0.48)	(0.33)
Net realized gains	(0.07)	(0.29)	(0.82)	(0.89)	(0.05)	—
Total distributions	(0.10)	(0.57)	(1.67)	(1.52)	(0.53)	(0.33)

Net asset value, end of period	$13.51	$13.23	$13.94	$15.00	$14.77	$13.70
Total return[4]	2.94%	(1.02)%	4.09%	12.13%	11.72%	(4.35)%

Net assets, end of period (000s)	$159,483	$147,695	$54,137	$41,061	$39,583	$51,732

Ratios to average net assets:
Gross expenses[5]	1.12%[6]	1.22%	1.13%	1.18%	1.04%	0.97%
Net expenses[5,7,8]	1.09 [6]	0.96	0.14	0.64	0.77	0.80
Net investment income	0.68 [6]	1.75	2.59	1.75	2.02 [3]	2.30 [3]

Portfolio turnover rate	39%[9]	105%[9]	111%	93%	72%	99%

See Notes to Consolidated Financial Statements.

16	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual operating expenses to average net assets of Class I shares did not exceed 1.70%. This arrangement is expected to continue until December 31, 2016, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class I shares did not exceed 1.50%. This expense limitation took into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 58% for the six months ended June 30, 2016 and 141% for the year ended December 31, 2015.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	17

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$13.42	$14.13	$15.16	$14.77	$13.70	$14.67

Income (loss) from operations:
Net investment income	0.04	0.19	0.41	0.22	0.31 [3]	0.31 [3]
Net realized and unrealized gain (loss)	0.34	(0.33)	0.20	1.52	1.29	(0.95)
Total income (loss) from operations	0.38	(0.14)	0.61	1.74	1.60	(0.64)

Less distributions from:
Net investment income	(0.03)	(0.28)	(0.82)	(0.46)	(0.48)	(0.33)
Net realized gains	(0.07)	(0.29)	(0.82)	(0.89)	(0.05)	—
Total distributions	(0.10)	(0.57)	(1.64)	(1.35)	(0.53)	(0.33)

Net asset value, end of period	$13.70	$13.42	$14.13	$15.16	$14.77	$13.70
Total return[4]	2.90%	(0.97)%	4.06%	12.07%	11.74%	(4.35)%

Net assets, end of period (000s)	$15	$14	$22	$14	$93	$83

Ratios to average net assets:
Gross expenses[5]	1.77%[6]	1.32%	1.37%	1.21%	1.13%	1.16%
Net expenses[5,7,8]	1.09 [6]	0.82	0.15	0.76	0.77	0.81
Net investment income	0.67 [6]	1.32	2.72	1.46	2.15 [3]	2.08 [3]

Portfolio turnover rate	39%[9]	105%[9]	111%	93%	72%	99%

See Notes to Consolidated Financial Statements.

18	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	Net investment income includes short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, effective February 1, 2016, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed this expense limitation as a result of brokerage commissions on purchases and sales of exchange-traded funds and dividend and interest expense on securities sold short. As a result of a voluntary expense limitation arrangement, effective February 1, 2016, the ratio of total annual operating expenses to average net assets of Class IS shares did not exceed 1.70%. This arrangement is expected to continue until December 31, 2016, but may be terminated at any time by the manager. Prior to February 1, 2016, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage (including brokerage commissions paid on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.50%. In addition, effective February 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual operating expenses for Class I shares. These expense limitations took into account the Underlying Funds expense ratios.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 58% for the six months ended June 30, 2016 and 141% for the year ended December 31, 2015.

See Notes to Consolidated Financial Statements.

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	19

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Permal Alternative Core Fund (effective July 22, 2016, EnTrustPermal Alternative Core Fund) (the “Fund”) is a separate diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is a “fund of funds,” which pursues its investment objective by investing primarily in other investment companies, including mutual funds, closed-end funds and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”).

The Fund may seek to gain exposure to certain asset classes, such as ETFs that invest primarily in commodities or master limited partnerships (“MLPs”), through investments in its wholly-owned subsidiary, Alternative Core Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. The Subsidiary may invest without limit in these investments. The Subsidiary has the same investment manager and subadviser as the Fund. The Fund may invest up to 25% of its assets in the Subsidiary. These financial statements are consolidated financial statements of the Fund and Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs and closed-end funds, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a fund investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined

20	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	21

Notes to consolidated financial statements (unaudited) (cont’d)

particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Investments in underlying funds	$97,315,881	$9,602,546	—	$106,918,427
Common stocks	43,890,316	—	—	43,890,316
Total long-term investments	$141,206,197	$9,602,546	—	$150,808,743
Short-term investments	—	74,207,000	—	74,207,000
Total investments	$141,206,197	$83,809,546	—	$225,015,743

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short†	$37,111,203	—	—	$37,111,203
Forward foreign currency contracts	—	$454,820	—	454,820
Total	$37,111,203	$454,820	—	$37,566,023

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund

22	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited) (cont’d)

contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. The

24	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(h) Fund of funds risk. Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investments from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $454,820. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected

26	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and EnTrustPermal Management LLC (“EnTrustPermal”) is the Fund’s subadviser. Prior to May 20, 2016, Permal Asset Management LLC (“Permal”) was the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”) and EnTrustPermal is a subsidiary of Legg Mason. Permal was a wholly-owned subsidiary of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except in certain cases, for the management of cash and short-term instruments, which is provided by Western

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

Asset. For their services, LMPFA pays EnTrustPermal (Permal prior to May 20, 2016) for day-to-day management of the Fund’s portfolio and Western Asset an aggregate subadvisory fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets Annual Rate	Annual Rate
Up to and including $250 million	0.450%
Over $250 million and up to and including $750 million	0.400
Over $750 million	0.350

For its services, LMPFA also pays EnTrustPermal (Permal prior to May 20, 2016) for certain compliance and portfolio execution services an annual rate of 0.05% of the Fund’s average daily net assets.

Prior to May 20, 2016, Permal provided these services to the Fund pursuant to two separate subadvisory agreements.

LMPFA has agreed, effective February 1, 2016, to waive fees and/or reimburse operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, ETFs, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses) so that the ratio of total annual operating expenses did not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 0.90% for Class I shares and 0.90% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

LMPFA has also agreed, effective February 1, 2016, to voluntarily waive fees and/or reimburse operating expenses so that total annual operating expenses did not exceed 1.95% for Class A shares, 2.70% for Class C shares, 1.95% for Class FI shares, 1.70% for Class I shares and 1.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These arrangements are expected to continue until December 31, 2016, but may be terminated at any time by LMPFA.

Prior to February 1, 2016, LMPFA agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage (including brokerage commissions paid on purchases and sales of shares of closed-end funds, ETFs, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds and extraordinary expenses) so that the ratio of total annual fund operating expenses did not exceed 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class FI shares, 1.50% for Class I shares and 1.50% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. The expense limitations took into account the expenses of the Underlying Funds. The expenses of the Underlying Funds were calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each Underlying Fund as of the date of the Fund’s most recent prospectus) of the class

28	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

of shares of each Underlying Fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the Underlying Funds.

During the six months ended June 30, 2016, fees waived and/or expenses reimbursed amounted to $40,011.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2016, LMIS and its affiliates retained sales charges of $6,540 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$2,770	$6,083

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments*
Purchases	$61,992,007
Sales	86,993,046

*	Excluding securities sold short and covers on securities sold short in the amount of $31,456,064 and $44,333,505, respectively.

At June 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,217,518
Gross unrealized depreciation	(2,122,145)
Net unrealized appreciation	$7,095,373

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

At June 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	11,053,420	SGD	15,000,000	JPMorgan Chase & Co.	9/21/16	$(72,619)
USD	14,181,675	JPY	1,500,000,000	UBS AG	9/21/16	(382,201)
Total						$(454,820)

Abbreviations used in this table:
JPY	— Japanese Yen
SGD	— Singapore Dollar
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at June 30, 2016.

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$454,820

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended June 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$(282,664)	$(282,664)
Forward foreign currency contracts[2]	$56,486	—	56,486
Total	$56,486	$(282,664)	$(226,178)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from unaffiliated Underlying Funds and investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$(967,925)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

30	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

During the six months ended June 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$118,000
Forward foreign currency contracts (to buy)	18,008,516
Forward foreign currency contracts (to sell)	39,431,219

†	At June 30, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2016:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$454,820	—	$454,820

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$48,971	$18,471
Class C	153,688	16,357
Class FI	437	174
Class I	—	65,512
Class IS	—	51
Total	$203,096	$100,565

For the six months ended June 30, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$9,221
Class C	6,622
Class FI	61
Class I	24,059
Class IS	48
Total	$40,011

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Net Investment Income:
Class A	$106,372	$626,797
Class C	79,081	355,845
Class FI	869	5,546
Class I	413,652	2,836,557
Class IS	37	286
Total	$600,011	$3,825,031

Net Realized Gains:
Class A	$223,959	$748,086
Class C	166,499	666,562
Class FI	1,828	6,611
Class I	870,916	3,107,971
Class IS	79	294
Total	$1,263,281	$4,529,524

7. Transactions with affiliated underlying funds

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Legg Mason, through sub-advisory agreements with its wholly-owned subsidiaries and subsidiary, also provides investment management services to certain of the Underlying Funds held by the Fund. Based on the Fund’s relative ownership, the following Underlying Funds were considered affiliated companies for all or some portion of the six months ended June 30, 2016. The following transactions were effected in shares of such Underlying Funds for the six months ended June 30, 2016.

	Affiliate Value at December 31, 2015	Purchased		Sales		Income Distributions from Affiliated Underlying Funds	Affiliate Value at June 30, 2016	Realized Gain (Loss) from Sale of Affiliated Underlying Funds
		Cost	Shares	Cost	Shares
Western Asset Institutional U.S. Treasury Reserves, Institutional Class Shares	$10,944,471	$1,854,883	1,854,883	$1,227,394	1,227,394	$9,122	$11,571,960	—

8. Shares of beneficial interest

At June 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

32	EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,074,672	$14,075,544	2,074,808	$28,927,924
Shares issued on reinvestment	23,909	320,857	101,301	1,347,651
Shares repurchased	(705,601)	(9,318,912)	(506,044)	(7,036,868)
Net increase	392,980	$5,077,489	1,670,065	$23,238,707

Class C
Shares sold	255,822	$3,375,209	770,512	$10,747,333
Shares issued on reinvestment	15,420	207,244	64,709	867,416
Shares repurchased	(358,040)	(4,741,137)	(481,827)	(6,722,700)
Net increase (decrease)	(86,798)	$(1,158,684)	353,394	$4,892,049

Class FI
Shares sold	4,073	$53,950	25,043	$354,423
Shares issued on reinvestment	197	2,697	897	12,158
Shares repurchased	(5,437)	(74,017)	(1,687)	(23,814)
Net increase (decrease)	(1,167)	$(17,370)	24,253	$342,767

Class I
Shares sold	3,436,648	$45,072,780	10,278,016	$142,751,679
Shares issued on reinvestment	75,318	1,010,767	353,953	4,700,721
Shares repurchased	(2,868,175)	(37,872,307)	(3,352,026)	(46,659,094)
Net increase	643,791	$8,211,240	7,279,943	$100,793,306

Class IS
Shares sold	26	$347	—	—
Shares issued on reinvestment	8	116	43	$580
Shares repurchased	—	—	(569)	(7,919)
Net increase (decrease)	34	$463	(526)	$(7,339)

EnTrustPermal Alternative Core Fund 2016 Semi-Annual Report	33

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees held in March 2016 (the “March Board Meeting”), the Board considered the approval of the sub-advisory agreement between Legg Mason Partners Fund Advisor, LLC (the “Manager”), the Fund’s investment manager, and EnTrustPermal Management LLC (“EnTrustPermal” or the “Sub-Adviser”), pursuant to which EnTrustPermal provides day-to-day management of the Fund’s portfolio and assumes responsibility for the provision of certain compliance and portfolio execution services to the Fund (the “New Sub-Advisory Agreement”). The Manager is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and EnTrustPermal is a subsidiary of Legg Mason. Shareholders of the Fund approved the New Sub-Advisory Agreement at a special meeting of shareholders on May 20, 2016.

The New Sub-Advisory Agreement replaces separate Sub-Advisory Agreements between the Manager and Permal Asset Management LLC (“Permal” or the “Sub-Adviser”), pursuant to which Permal provided day-to-day management of the Fund’s portfolio and assumed responsibility for the provision of certain compliance and portfolio execution services to the Fund (the “Prior Sub-Advisory Agreements” and together with the New Sub-Advisory Agreement, the “Sub-Advisory Agreements”), which the Board approved at a meeting held prior to the March Board Meeting (the “Prior Board Meeting”). At the Prior Board Meeting, the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and Permal. The Independent Trustees requested and received information from the Manager and Permal they deemed reasonably necessary for their review of the Prior Sub-Advisory Agreements and the performance and services provided by the Manager and Permal. Included was information about the Manager, Permal and the Fund’s distributor, as well as the management, sub-advisory, administration and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board. The Prior Sub-Advisory Agreements terminated as a result of a “change in control” in the ultimate ownership of Permal, then a subsidiary of Legg Mason, when Legg Mason acquired a majority ownership interest in EnTrust Capital (“EnTrust”) and combined EnTrust with Permal (the “Combination”).

At the March Board Meeting, management represented to the Independent Trustees that there were no material changes to the information presented at the Prior Board Meeting relevant to the Board’s consideration of the New Sub-Advisory Agreement, other than the information about EnTrustPermal and the Combination. Based on management’s representation that the Combination was not expected to have a material impact on the nature, extent or quality of the investment management services that Permal provided to the Fund, that the Permal personnel who were principally responsible for managing the Fund’s investment portfolio would continue to serve in their respective capacities following the Combination and that the terms of the New Sub-Advisory Agreement were substantially similar in material respects to the Prior Sub-Advisory Agreements, the Board considered

34	EnTrustPermal Alternative Core Fund

information presented to them as part of the annual agreement review process at the Prior Board Meeting, as well as information about EnTrust, EnTrustPermal and the Combination received at the March Board Meeting. In connection with the March Board Meeting, the Independent Trustees requested, and Permal and EnTrust provided, materials relating to the Combination, EnTrust and EnTrustPermal in connection with the Board’s consideration of whether to approve the New Sub-Advisory Agreement. This information included a description of the Combination and its anticipated effects on EnTrust and Permal as well as information regarding EnTrust and its business activities, personnel and affiliates. The Board noted that the terms of the New Sub-Advisory Agreement were not materially different from the terms of the Prior Sub-Advisory Agreements, except with respect to the names of the parties and the effective dates, and that there were no long-term or short-term plans to make changes to the management or investment policies, strategies or objectives of the Fund as a result of the Combination. Management also represented that under the New Sub-Advisory Agreement there would be no diminution in services provided by EnTrustPermal or changes in the fees payable by the Manager to EnTrustPermal as a result of the Combination. The Board also considered the substance of discussions with representatives of Permal at the Prior Board Meeting and representatives of Permal and EnTrust at the March Board Meeting. The Independent Trustees were separately represented by counsel that is independent of Permal and EnTrust in connection with their consideration of approval of the New Sub-Advisory Agreement.

In voting to approve the Sub-Advisory Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Sub-Adviser to the Fund, including the scope and quality of the investment management and other capabilities of the Sub-Adviser. The Board’s evaluation of the services provided by the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the services rendered by the Sub-Adviser in its management of the Fund and other funds in the Legg Mason fund complex. The Board reviewed information received from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended, and those of the Sub-Adviser.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s portfolio management team primarily responsible for the day-to-day portfolio management of the

EnTrustPermal Alternative Core Fund	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund. The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the brokerage policies and practices of the Manager and the Sub-Adviser, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

At the March Board Meeting, the Board received and considered information confirming that the nature, extent and quality of services to be provided to the Fund by EnTrustPermal under the New Sub-Advisory Agreement would not change as a result of the Combination. The Trustees then discussed with management the portfolio management strategies of the Fund’s portfolio managers and noted that there were currently no long-term or short-term plans to make changes to the management or investment policies, strategies or objectives of the Fund as a result of the Combination. The Trustees noted that EnTrustPermal was committed to providing the resources necessary to assist the Fund’s portfolio managers in managing the Fund. At the March Board Meeting, the Board considered the fact that EnTrust does not currently provide investment advisory services to registered investment companies, but noted that the Permal personnel who have been principally responsible for managing the Fund’s investment portfolio and overseeing compliance matters would continue to serve in their respective capacities following the Combination. The Board also considered, based on its knowledge of Legg Mason and EnTrust, the financial resources that will be available to EnTrustPermal.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Sub-Advisory Agreements by the Sub-Adviser.

Fund performance

The Board received and reviewed at the Prior Board Meeting performance information for the Fund and for all retail and institutional alternative multi-strategy funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2015. The Fund performed better than the median performance of the funds in the Performance Universe for each period and was ranked in the first quintile of the funds in the Performance Universe for the three- and five-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2015, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s

36	EnTrustPermal Alternative Core Fund

portfolio managers. The Trustees noted that the Manager and Permal were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board was satisfied with the Fund’s performance and management’s efforts to continue to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and Sub-Adviser and report to the full Board during periods between Board meetings.

At the March Board Meeting, the Board received and reviewed performance information for the Fund and the Performance Universe for the one-, three- and five-year periods ended December 31, 2015. The Fund performed better than the average performance of the funds in the Performance Universe for each period. Representatives of Permal and EnTrust informed the Trustees that the investment strategies to be employed by EnTrustPermal in the management of the Fund’s assets were expected to remain the same after the Combination. The Trustees considered the fact that the persons responsible for portfolio management of the Fund under EnTrustPermal also were anticipated to remain the same. Based on these factors, the Board determined to approve the New Sub-Advisory Agreement. The Board also determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and Sub-Adviser after the Combination and report to the full Board during periods between Board meetings.

Management fees and expense ratios

At the Prior Board Meeting, the Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

Additionally, at the Prior Board Meeting, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of eight institutional actively and passively managed affiliated and unaffiliated alternative multi-strategy funds of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional actively and passively managed affiliated and unaffiliated alternative multi-strategy funds of funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the

EnTrustPermal Alternative Core Fund	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and was lower than the average management fee paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

At the March Board Meeting, the Board noted that the Contractual Management Fee and the services provided to the Fund will remain the same after the Combination. The Trustees also noted that the Manager had committed to continue the current fee waiver and/or expense reimbursement arrangement with the Fund, which cannot be terminated prior to December 31, 2017 without the Board’s consent, and that the terms of the current fee waiver and expense reimbursement arrangement would not change as a result of the Combination.

Sub-adviser profitability

The Board recognized that, because Permal’s fee is paid by the Manager, and not the Fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Manager. Accordingly, at the Prior Board Meeting, the Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

At the March Board Meeting, the Board noted that the fees payable to Permal by the Manager under the Prior Sub-Advisory Agreements were the same as that payable under the New Sub-Advisory Agreement and, thus, no material impact to the Manager’s profitability with respect to the Fund was expected as a result of the Combination. Therefore, the Board determined that the Manager’s expected profitability should not be excessive in light of the nature, extent and quality of the services to be provided to the Fund after the Combination.

Economies of scale

The Board recognized that, because Permal’s fee is paid by the Manager, and not the Fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement with the Manager. Accordingly, at the Prior

38	EnTrustPermal Alternative Core Fund

Board Meeting, the Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee under the Management Agreement with the Manager was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund by the Manager under the Management Agreement and by Permal under the Prior Sub-Advisory Agreements. In addition, the Board determined that the fees charged by the Manager and the Sub-Adviser under the Management Agreement and Prior Sub-Advisory Agreements, respectively, with respect to the Fund were for services provided in addition to, and were not duplicative of, services provided under the advisory contracts of the underlying funds in which the Fund invested.

At the March Board Meeting, the Board determined that since the combined sub-advisory fee schedules in the New Sub-Advisory Agreement are the same as those in the two Prior Sub-Advisory Agreements, and thus would not change as a result of the Combination, the combined fee schedule would be reasonable in light of the performance and comparative expense information and the nature, extent and quality of the services provided to the Fund by the Manager under the Management Agreement and to be provided to the Fund by EnTrustPermal under the New Sub-Advisory Agreement.

Other benefits to the sub-adviser

At the Prior Board Meeting, the Board considered other benefits received by Permal and its affiliates as a result of their relationship with the Fund. In light of the costs of providing investment management and other services to the Fund and Permal’s ongoing commitment to the Fund, the profits and other ancillary benefits that Permal and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Prior Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board at the Prior Board Meeting was identified by the Board as the principal factor in determining whether to approve the Prior Sub-Advisory Agreements.

EnTrustPermal Alternative Core Fund	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

At the March Board Meeting, the Board considered the benefits to be received by Legg Mason, Permal, EnTrust and EnTrustPermal as a result of the Combination, as well as the benefits to be received by EnTrustPermal as a result of the relationship with the Fund, and determined that any such ancillary benefits were reasonable. Based on their discussions and considerations, including those described above, the Trustees approved the New Sub-Advisory Agreement. No single factor reviewed by the Board at the March Board Meeting was identified by the Board as the principal factor in determining whether to approve the New Sub-Advisory Agreement.

40	EnTrustPermal Alternative Core Fund

Additional shareholder information (unaudited)

Results of a special meeting of shareholders

On May 20, 2016, a Special Meeting of Shareholders was held to approve the new subadvisory agreement between LMPFA and EnTrustPermal. The following table provides information concerning the matter voted on at the Special Meeting of Shareholders.

% of Dollar Value Outstanding For	% of Dollar Value Outstanding Against	% of Dollar Value Abstaining	Broker Non-Votes
49.305% (96.322% of the dollar value represented at the Special Meeting of Shareholders)	0.409%	1.473%	0

EnTrustPermal Alternative Core Fund	41

EnTrustPermal

Alternative Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

EnTrustPermal Management LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

EnTrustPermal Alternative Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

EnTrustPermal Alternative Core Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of EnTrustPermal Alternative Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML011932 8/16 SR16-2840

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 22, 2016